Exhibit 99.3 2018 Second-Quarter Results July 19, 2018

Introduction • A glossary of terms, including the definition for reduced-risk products, or "RRPs," as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website 2

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2018. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3

PMI: Our Business Outlook • Robust combustible tobacco business: ⎼ Strong pricing environment ⎼ Improving volume trends • RRPs, our largest growth opportunity: ⎼ IQOS tracking below our very high initial expectations for 2018, primarily due to the current growth trajectory in Japan ⎼ IQOS’s year-on-year performance across geographies remains very strong Approximately 5.6 million adult consumers around the world have already stopped smoking and switched to IQOS(a) (a) Status at the end of June 2018 Source: PMI Financials or estimates 4

Q2, 2018: PMI Total Volume • Up by 0.9%, or by 0.6% ex-inventory movements • H1, 2018: down by 0.6%, and EA&A essentially flat ex-inventory Region 46% 4.6 movements billion unit 54% Outside increase EA&A Region Q2, 2018 PMI HTU Volume Growth vs. PY Note: PMI total volume includes cigarettes and HTUs Source: PMI Financials or estimates 5

Q2, 2018: PMI Cigarette Volume • PMI cigarette volume down, due notably Variance (2018 vs. PY) to: ⎼ Russia ⎼ Saudi Arabia (5.3)% Q1 ⎼ Growing impact of adult smoker outswitching to our HTUs ⎼ Partly offset by cigarette volume growth in a number of markets, notably Pakistan and Turkey (1.5)% Q2 Source: PMI Financials or estimates 6

Q2, 2018: Financial Results Growth vs. PY(a) • Net revenue growth(a) driven by: ⎼ Strong pricing for our combustible tobacco portfolio ⎼ Higher volume of IQOS devices and HTUs 8.3% Net Revenues (a) Excluding currency Source: PMI Financials or estimates 7

Q2, 2018: Strong Combustible Pricing As a % of • More than 8% in Q2, 2018 Combustible Product PY Net Revenues • Driven by Argentina, Canada, Germany, 7.5% Indonesia, the Philippines and Russia 6.9% H1, 2017 H1, 2018 Source: PMI Financials or estimates 8

Q2, 2018: Financial Results Growth vs. PY(a) • Adjusted OI growth(a) reflects: ⎼ Growth in net revenues and lower manufacturing costs in the EA&A Region ⎼ Partly offset by incremental RRP investments in all IQOS launch markets • Adjusted OI margin: +0.5pp, ex-currency 8.3% 9.8% Net Adjusted Revenues OI (a) Excluding currency Source: PMI Financials or estimates 9

Q2, 2018: Financial Results Growth vs. PY(a) • Adjusted diluted EPS growth(a) benefited from: ⎼ Lower estimated full-year effective tax rate: • Q2: approximately 22% • Full-year 2018 estimate: approximately 24% ⎼ Lower interest expense in Q2: • Primarily reflects the impact of our ongoing efforts to optimize our capital structure following the passage of the 2017 Tax Cuts and Jobs Act in the U.S. • Decision to use existing cash to repay the principal for our recently matured May 2018 ten-year U.S. bond 8.3% 9.8% 20.2% Net Adjusted Adjusted Revenues OI Diluted EPS (a) Excluding currency Source: PMI Financials or estimates 10

PMI: Total International Market Share +0.8pp 28.4% +0.9pp to 1.6% 27.6% Stable at 26.9% Q2, 2017 Q2, 2018 Note: Excluding China and the U.S. Totals do not foot due to rounding Source: PMI Financials or estimates 11

Russia: Strong Pricing in Q2, 2018 • Mainly driven by the annualization of pricing announced in H2, 2017, and further supported by price increases earlier this year • Main driver of EE Region's 14.7% combustible pricing variance in H1, 2018 • Closely monitoring the pricing environment, particularly in the context of the excise tax increase effective July 1, 2018: ⎼ Since June, the industry has been progressively announcing price increases in line with the tax increase pass-on of RUB 5/pack ⎼ There continue to be differences in timing between when price increases are announced and when they actually reach the consumer at retail Source: PMI Financials or estimates 12

Saudi Arabia: Sequential Improvement in Volume Decline Cigarette Industry and Cigarette Volume PMI IMS Cigarette Volume (Variance vs. PY) Industry PMI IMS • Q2, 2018: remained under pressure, but improved sequentially: ⎼ Excise tax-driven price increases from June 2017 finally lapped (23.8)% • H2, 2018: expect continued improvement in sequential trends (40.8)% (40.1)% (54.5)% Q1 Q2 Q1 Q2 2018 2018 Source: PMI Financials or estimates 13

PMI: Cigarette Performance in Select Key Markets Q2, 2018 Variance vs. PY Industry Volume PMI Volume PMI SoM Germany (1.5)% 1.5% +1.0pp Indonesia (0.6) 0.7 +0.4 Philippines (0.7) 3.9 +3.1 Turkey 11.0 11.3 (0.4)(a) (a) QTD May Source: PMI Financials or estimates, and Nielsen 14

Japan: HeatSticks National Share 6.6 6.3 6.0 5.2 15.8% HeatSticks 15.5% IMS Volume 4.3 13.9% (billion units) 11.9% 2.9 10.0% 7.1% Q1 Q2 Q3 Q4 Q1 Q2 2017 2018 Source: PMI Financials or estimates, and Tobacco Institute of Japan 15

Japan: Heated Tobacco Category Usage Among All Tobacco Users 2015 2016 2017 2018 October March June 32.5% 34.7% 3.9% Note: Past seven-day usage of any heated tobacco product (IQOS, glo, Ploom TECH) among all adult tobacco users in Japan. Reflects a three-month moving average Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 16

Japan: Heated Tobacco Weekly Offtake Shares in Select Cities (%) Heated Tobacco PMI Share of Competitor HeatSticks Category Heated Tobacco Category Product Launch Fukuoka Sendai 100.0 Tokyo 78.7 73.6 74.9 70.1 67.4 70.0 59.8 62.3 31.6 28.3 29.6 25.3 22.3 24.8 14.5 21.5 15.0 15.0 11.4 20.0 19.7 18.6 15.1 16.4 16.9 17.7 Jun Sept Dec Mar Jun Jun Sept Dec Mar Jun Jun Sept Dec Mar Jun 2017 2018 2017 2018 2017 2018 Note: Weekly offtake shares are at month’s end and represent select C-Store sales volume for HTUs as a percentage of the total retail sales volume for cigarettes and HTUs in these C-Stores Source: PMI Financials or estimates 17

Korea: HEETS National Share Growth 8.0% 7.3% 5.5% 2.5% 0.2% ̶ Q1 Q2 Q3 Q4 Q1 Q2 2017 2018 Source: PMI Financials or estimates, and Hankook Research 18

EU Region: IQOS Continues its Steady Share Growth • HEETS up by 0.8 points in Q2, 2018 (vs. HEETS Regional Share PY), supported by strong performances 1.0% across IQOS launch markets, most 0.8% notably ⎼ Greece: +3.1 points to 4.1% 0.6% ⎼ Italy: +1.3 points to 1.9% • Marketing focus behind IQOS limited 0.3% to select geographies within launch markets 0.2% Q2 Q3 Q4 Q1 Q2 2017 2018 Source: PMI Financials or estimates 19

EU Region: Growing IQOS User Base IQOS Users (Average, in millions) 1.2 0.9 0.6 0.4 0.3 Q2 Q3 Q4 Q1 Q2 2017 2018 Note: Average IQOS users (over last four weeks of the quarter) who used HEETS for at least 5% of their daily tobacco consumption over the past seven days Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 20

2018: Volume Outlook • Anticipate total industry volume decline of 2% to 3%(a) • Continue to expect a decline in our total shipment volume of approximately 2%: ⎼ Now anticipate a change in the composition (higher cigarette volume / lower HTU volume vs. our prior forecast) • Global HTU IMS volume estimated at around 44 to 45 billion units • Expect HTU shipments of around 41 to 42 billion units, including an anticipated full-year net inventory reduction of approximately three billion units (a) Excluding China and the U.S. Source: PMI Financials or estimates 21

2018: Revised Net Revenue Growth, ex-Currency Previous forecast ̴ 8% • Lower shipments of: - IQOS devices ̴ (2.5)pp - HTUs ̴ (2.0)pp • Highly inflationary accounting for Argentina ̴ (0.5)pp • Better performance of cigarettes ̴ +0.5pp Latest forecast 3% to 4% Source: PMI Financials or estimates 22

2018: Net Revenue Variance, ex-Currency 2017 % Variance vs. PY 2018 18.8 9.4 8.3 8.3 9.0 7.0 3 to 4 1.7 ̴ 1 Forecast Forecast Forecast ̴ (4) Q1 Q2 Q3 Q4 FY Source: PMI Financials or estimates 23

2018: Revising EPS Guidance • Revising 2018 reported diluted EPS guidance to a range of $5.02 to $5.12 at prevailing exchange rates, compared to $3.88 in 2017 • Change primarily reflects: ⎼ Lower anticipated HTU shipments in Japan ⎼ Unfavorable impact of currency ⎼ Partly offset by a lower estimated full-year effective tax rate of approximately 24% • Guidance now includes seven cents of unfavorable currency, at prevailing exchange rates (vs. six cents of favorable currency, previously) • Ex-currency, our guidance represents a growth rate of approximately 8% to 10% compared to adjusted diluted EPS of $4.72 in 2017 Source: PMI Financials or estimates 24

2018: Currency Impact on EPS Guidance ($ per share) May 9th July 19th Variance Euro 0.07 0.07 ̶ Japanese Yen 0.06 0.03 (0.03) South Korean Won 0.02 0.01 (0.01) Argentine Peso (0.04) (0.06) (0.02) Turkish Lira (0.04) (0.05) (0.01) Indonesian Rupiah (0.03) (0.04) (0.01) Russian Ruble (0.04) (0.04) ̶ Others 0.06 0.01 (0.05) Total Currency Impact 0.06 (0.07) (0.13) Note: Currency impact represents the variance vs. prior year Source: PMI Financials or estimates 25

2018: Cash Flow and Capital Expenditures • Target operating cash flow(a) of approximately $9.0 billion, subject to currency movements and year-end working capital requirements • Now anticipate capital expenditures of approximately $1.5 billion (vs. $1.7 billion, previously) (a) Net cash provided by operating activities Source: PMI Financials or estimates 26

Rewarding Our Shareholders: Attractive Dividend • Dividends are the primary use of our PMI Dividend operating cash flow(a) after capital CAGR: 9.5% $4.56 expenditures • Increased our dividend by 6.5% in June 2018 to an annualized rate of $4.56 per share • Eleventh consecutive year with a dividend $1.84 increase: ⎼ Total increase of 147.8% since 2008 2008 2018 (a) Net cash provided by operating activities Note: Dividends for 2008 and 2018 are annualized rates. The 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The 2018 annualized rate is based on a quarterly dividend of $1.14 per common share, declared June 8, 2018 Source: PMI Financials or estimates 27

Conclusion • Robust combustible tobacco fundamentals: ⎼ Strong pricing ⎼ Moderate cigarette industry volume decline • Confident that RRPs constitute our largest growth opportunity: ⎼ IQOS’s year-on-year performance across geographies remains very strong ⎼ In Japan, we are implementing the right marketing and product measures to reinvigorate growth • PMI well-positioned for a strong overall performance in 2019 Source: PMI Financials or estimates 28

2018 Second-Quarter Results Questions & Answers Have you downloaded the PMI Investor Relations App yet? iOS Download Android Download The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

Appendix, Glossary and Reconciliation of Non-GAAP Measures 30

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Trademarks are italicized • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the United States, total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • "PMI volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • In-market sales, or "IMS," represent sell-in to the retail channel, though this may vary somewhat by market depending on the distribution model • Effective January 1, 2018, PMI began managing its business in six reporting segments as follows: the European Union Region (EU); the Eastern Europe Region (EE); the Middle East & Africa Region (ME&A), which includes PMI Duty Free; the South & Southeast Asia Region (S&SA); the East Asia & Australia Region (EA&A); and the Latin America & Canada Region (LA&C) • "SoM" stands for share of market 31

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • PMI has adopted Accounting Standard Update ASU 2014-09 "Revenue from Contracts with Customers" as of January 1, 2018 on a retrospective basis. PMI made an accounting policy election to exclude excise taxes collected from customers from the measurement of the transaction price, thereby presenting revenues, net of excise taxes in all periods. The underlying principles of the new standard, relating to the measurement of revenue and the timing of recognition, are closely aligned with PMI's current business model and practices • PMI adopted Accounting Standard Update ASU 2017-07 "Compensation - Retirement Benefits" as of January 1, 2018 on a retrospective basis. Previously, total pension and other employee benefit costs were included in operating income. Beginning January 1, 2018, only the service cost component is required to be shown in operating income, while all other cost components are presented in a new line item "pension and other employee benefit costs" below operating income • Prior to 2018, management evaluated business segment performance, and allocated resources, based on operating companies income, or "OCI." Effective January 1, 2018, management began evaluating business segment performance, and allocating resources, based on operating income, or "OI" • OCI was defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net • "Adjusted OI margin" is calculated as adjusted OI, divided by net revenues • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items 32

Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "IQOS" is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • "Heated tobacco product" is a manufactured tobacco product that delivers a nicotine containing vapor (aerosol), without combustion of the tobacco mixture • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which include the company's HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks • Heated tobacco unit "offtake volume" represents the estimated retail offtake of heated tobacco units based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • Heated tobacco unit "offtake share" represents the estimated retail offtake volume of heated tobacco units divided by the sum of estimated total offtake volume for cigarettes, heated tobacco units and, where the data is available, other RRPs • National market share for heated tobacco units is defined as the total sales volume for heated tobacco units as a percentage of the total estimated sales volume for cigarettes and heated tobacco units 33

Glossary: Reduced-Risk Products • Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • "Converted IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks /HEETS heated tobacco units for over 95% of their daily tobacco consumption over the past seven days • "Predominant IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks /HEETS heated tobacco units for between 70% and 95% of their daily tobacco consumption over the past seven days • New PMI methodology as of 2018 for estimating the number of people who have stopped smoking and made the change to IQOS: for markets where IQOS is the only heated tobacco product, daily individual consumption of PMI heated tobacco units represents the totality of their daily tobacco consumption. For markets where IQOS is one among other heated tobacco products, daily individual consumption of heated tobacco units represents the totality of their daily tobacco consumption, of which at least 70% are PMI heated tobacco units • "Situational IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks /HEETS heated tobacco units for between 5% and less than 70% of their daily tobacco consumption over the past seven days • "Abandoned IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks /HEETS heated tobacco units for less than 5% of their daily tobacco consumption over the past seven days 34

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) European Union Eastern Europe • Andorra • Italy • Albania • Tajikistan • Austria • Luxembourg • Armenia • Turkmenistan • Baltic States • Netherlands • Belarus • Ukraine • Belgium • Norway • Bosnia & Herzegovina • Uzbekistan • Bulgaria • Poland • Georgia • Canary Islands • Portugal • Israel • Croatia • Romania • Kazakhstan • Czech Republic • Slovak Republic • Kosovo • Denmark • Slovenia • Kyrgyzstan • Finland • Spain • Macedonia • France • Sweden • Moldova • Germany • Switzerland • Mongolia • Greece • United Kingdom • Montenegro • Hungary • Russia • Iceland • Serbia 35

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) Middle East & Africa South & Southeast Asia • Algeria • Saudi Arabia • Afghanistan • Bahrain • Southern Africa(c) • Bangladesh • Central Africa(a) • Tunisia • Cambodia • Duty Free • Turkey • East Timor • Eastern Africa(b) • Turkish Cyprus • India • Egypt • United Arab Emirates (UAE) • Indonesia • Iraq • West Africa(d) • Laos • Jordan • Yemen • Maldives • Kuwait • Nepal • Lebanon • Pakistan • Libya • Philippines • Morocco • Sri Lanka • Oman • Thailand • Palestine Auth. Area • Vietnam • Qatar (a) Central Africa includes Angola, Cameroon, Democratic Republic of the Congo, Equatorial Guinea and Gabon (b) Eastern Africa includes Djibouti, Ethiopia, Kenya, Malawi, Mozambique, Somalia and Tanzania (c) Southern Africa includes Botswana, Lesotho, Mauritius, Mayotte, Namibia, Reunion and Swaziland (d) West Africa includes Benin, Burkina Faso, Cape Verde, The Gambia, Guinea, Ivory Coast, Liberia, Mali, Mauritania, Niger, Nigeria, Senegal, Sierra Leone and Togo 36

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries New Geographic Segmentation (effective January 1, 2018) East Asia & Australia Latin America & Canada • Australia • Argentina • Panama • Hong Kong • Bolivia • Paraguay • Japan • Brazil • Peru • Macau • Canada • Uruguay • Malaysia • Caribbean(b) • Venezuela • New Zealand • Chile • People's Republic of China • Colombia • Singapore • Costa Rica • South Korea • Dominican Republic • South Pacific(a) • Ecuador • Taiwan • El Salvador • Guatemala • Honduras • Mexico • Nicaragua (a) South Pacific includes Christmas Islands, French Polynesia, Marshall Islands, Nauru, New Caledonia, Palau, Papua New Guinea, Tonga, Vanuatu and other South Pacific islands (b) Caribbean includes Aruba, Bahamas, Bermuda, Bonaire, Cayman Islands, Curacao, Guadeloupe, Martinique, St. Barth's, St. Maarten, St. Martin and other Caribbean markets 37

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding June 30, Revenues Currency Currency & Acquisitions Currency Acquisitions 2018 PMI 2017 % Change $ 2,503 $ 278 $ 2,225 $ - $ 2,225 European Union $ 2,110 18.6% 5.5% 5.5% 760 (9) 769 - 769 Eastern Europe 697 9.0% 10.3% 10.3% 1,022 - 1,022 - 1,022 Middle East & Africa 978 4.5% 4.5% 4.5% 1,156 (41) 1,197 - 1,197 South & Southeast Asia 1,046 10.5% 14.4% 14.4% 1,478 45 1,433 - 1,433 East Asia & Australia 1,338 10.5% 7.1% 7.1% 807 (36) 843 - 843 Latin America & Canada 748 7.9% 12.7% 12.7% $ 7,726 $ 237 $ 7,489 $ - $ 7,489 Total PMI $ 6,917 11.7% 8.3% 8.3% 38

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions ($ in millions) / (Unaudited) Adjusted Adjusted Operating Excluding Asset Adjusted Operating Income Asset Adjusted Operating Acqui- Operating Excluding Currency Impairment Operating Currency Income excluding Impairment Operating Total Income sitions Income Currency & Acqui- & Exit Costs Income excluding Currency & Exit Costs Income sitions Currency & Acqui- sitions Quarters Ended 2018 2017 % Change June 30, $ 1,177 $ - $ 1,177 $ 169 $ 1,008 $ - $ 1,008 European Union $ 944 $ - $ 944 24.7% 6.8% 6.8% 261 - 261 (21) 282 - 282 Eastern Europe 224 - 224 16.5% 25.9% 25.9% 403 - 403 (14) 417 - 417 Middle East & Africa 477 - 477 (15.5)% (12.6)% (12.6)% 440 - 440 (19) 459 - 459 South & Southeast Asia 319 - 319 37.9% 43.9% 43.9% 498 - 498 (5) 503 - 503 East Asia & Australia 510 - 510 (2.4)% (1.4)% (1.4)% 314 - 314 (23) 337 - 337 Latin America & Canada 263 - 263 19.4% 28.1% 28.1% $ 3,093 $ - $ 3,093 $ 87 $ 3,006 $ - $ 3,006 Total PMI $ 2,737 $ - $ 2,737 13.0% 9.8% 9.8% 39

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

2018 Adjusted Operating Income (a)	2018 Net Revenues	2018 Adjusted Operating Income Margin	2018 Adjusted Operating Income excluding Currency (a)	2018 Net Revenues excluding Currency (b)	2018 Adjusted Operating Income Margin excluding Currency	2018 Adjusted Operating Income excluding Currency & Acquisitions (a)	2018 Net Revenues excluding Currency & Acquisitions (b)	2018 Adjusted Operating Income Margin excluding Currency & Acquisitions	Quarters Ended June 30,	2017 Adjusted Operating Income (a)	2017 Net Revenues	2017 Adjusted Operating Income Margin	% Points Change Adjusted Operating Income Margin	% Points Change Adjusted Operating Income Margin excluding Currency	% Points Change Adjusted Operating Income Margin excluding Currency & Acquisitions
$ 1,177	$ 2,503	47.0%	$ 1,008	$ 2,225	45.3%	$ 1,008	$ 2,225	45.3%	European Union	$ 944	$ 2,110	44.7%	2.3	0.6	0.6
261	760	34.3%	282	769	36.7%	282	769	36.7%	Eastern Europe	224	697	32.1%	2.2	4.6	4.6
403	1,022	39.4%	417	1,022	40.8%	417	1,022	40.8%	Middle East & Africa	477	978	48.8%	(9.4)	(8.0)	(8.0)
440	1,156	38.1%	459	1,197	38.3%	459	1,197	38.3%	South & Southeast Asia	319	1,046	30.5%	7.6	7.8	7.8
498	1,478	33.7%	503	1,433	35.1%	503	1,433	35.1%	East Asia & Australia	510	1,338	38.1%	(4.4)	(3.0)	(3.0)
314	807	38.9%	337	843	40.0%	337	843	40.0%	Latin America & Canada	263	748	35.2%	3.7	4.8	4.8
$ 3,093	$ 7,726	40.0%	$ 3,006	$ 7,489	40.1%	$ 3,006	$ 7,489	40.1%	Total PMI	$ 2,737	$ 6,917	39.6%	0.4	0.5	0.5

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 39
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 38

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Quarters Ended June 30, 2018 2017 % Change Reported Diluted EPS $ 1.41 $ 1.14 23.7% Currency 0.04 Reported Diluted EPS, excluding Currency $ 1.37 $ 1.14 20.2% Quarters Ended June 30, Year Ended 2018 2017 % Change 2017 Reported Diluted EPS $ 1.41 $ 1.14 23.7% $ 3.88 Asset impairment and exit costs - - - Tax items - - 0.84 Adjusted Diluted EPS $ 1.41 $ 1.14 23.7% $ 4.72 Currency 0.04 Adjusted Diluted EPS, excluding Currency $ 1.37 $ 1.14 20.2% 41

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding March 31, Revenues Currency Currency & Acquisitions Currency Acquisitions 2018 PMI 2017 % Change $ 1,988 $ 245 $ 1,743 $ - $ 1,743 European Union $ 1,740 14.3% 0.2% 0.2% 567 29 538 - 538 Eastern Europe 516 9.9% 4.3% 4.3% 961 14 947 - 947 Middle East & Africa 961 - % (1.5)% (1.5)% 1,081 (8) 1,089 - 1,089 South & Southeast Asia 1,031 4.8% 5.6% 5.6% 1,591 48 1,543 - 1,543 East Asia & Australia 1,210 31.5% 27.5% 27.5% 708 (1) 709 - 709 Latin America & Canada 606 16.8% 17.0% 17.0% $ 6,896 $ 327 $ 6,569 $ - $ 6,569 Total PMI $ 6,064 13.7% 8.3% 8.3% 42

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding March 31, Revenues Currency Currency & Acquisitions Currency Acquisitions 2017 PMI 2016 % Change $ 1,740 $ (55) $ 1,795 $ - $ 1,795 European Union $ 1,863 (6.6)% (3.7)% (3.7)% 516 58 458 - 458 Eastern Europe 491 5.1% (6.7)% (6.7)% 961 (157) 1,118 - 1,118 Middle East & Africa 1,111 (13.5)% 0.6% 0.6% 1,031 11 1,020 - 1,020 South & Southeast Asia 1,058 (2.6)% (3.6)% (3.6)% 1,210 45 1,165 - 1,165 East Asia & Australia 910 33.0% 28.0% 28.0% 606 (22) 628 - 628 Latin America & Canada 650 (6.8)% (3.4)% (3.4)% $ 6,064 $ (120) $ 6,184 $ - $ 6,184 Total PMI $ 6,083 (0.3)% 1.7% 1.7% 43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding June 30, Revenues Currency Currency & Acquisitions Currency Acquisitions 2017 PMI 2016 % Change $ 2,110 $ (92) $ 2,202 $ - $ 2,202 European Union $ 2,155 (2.1)% 2.2% 2.2% 697 72 625 - 625 Eastern Europe 616 13.1% 1.5% 1.5% 978 (134) 1,112 - 1,112 Middle East & Africa 1,048 (6.7)% 6.1% 6.1% 1,046 (18) 1,064 - 1,064 South & Southeast Asia 1,129 (7.4)% (5.8)% (5.8)% 1,338 (3) 1,341 - 1,341 East Asia & Australia 1,004 33.3% 33.6% 33.6% 748 (20) 768 - 768 Latin America & Canada 697 7.3% 10.2% 10.2% $ 6,917 $ (195) $ 7,112 $ - $ 7,112 Total PMI $ 6,649 4.0% 7.0% 7.0% 44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding September 30, Revenues Currency Currency & Acquisitions Currency Acquisitions 2017 PMI 2016 % Change $ 2,204 $ 53 $ 2,151 $ - $ 2,151 European Union $ 2,200 0.2% (2.2)% (2.2)% 705 46 659 - 659 Eastern Europe 687 2.6% (4.1)% (4.1)% 1,078 (153) 1,231 - 1,231 Middle East & Africa 1,249 (13.7)% (1.4)% (1.4)% 1,129 (19) 1,148 - 1,148 South & Southeast Asia 1,015 11.2% 13.1% 13.1% 1,601 (49) 1,650 - 1,650 East Asia & Australia 1,121 42.8% 47.2% 47.2% 756 (14) 770 - 770 Latin America & Canada 710 6.5% 8.5% 8.5% $ 7,473 $ (136) $ 7,609 $ - $ 7,609 Total PMI $ 6,982 7.0% 9.0% 9.0% 45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding December 31, Revenues Currency Currency & Acquisitions Currency Acquisitions 2017 PMI 2016 % Change $ 2,264 $ 139 $ 2,125 $ - $ 2,125 European Union $ 1,944 16.5% 9.3% 9.3% 793 53 740 - 740 Eastern Europe 690 14.9% 7.2% 7.2% 971 (76) 1,047 - 1,047 Middle East & Africa 1,108 (12.4)% (5.5)% (5.5)% 1,211 (37) 1,248 - 1,248 South & Southeast Asia 1,194 1.4% 4.5% 4.5% 2,224 (67) 2,291 - 2,291 East Asia & Australia 1,250 77.9% 83.3% 83.3% 831 2 829 - 829 Latin America & Canada 785 5.9% 5.6% 5.6% $ 8,294 $ 14 $ 8,280 $ - $ 8,280 Total PMI $ 6,971 19.0% 18.8% 18.8% 46

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Years Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding December 31, Revenues Currency Currency & Acquisitions Currency Acquisitions 2017 PMI 2016 % Change $ 8,318 $ 45 $ 8,273 $ - $ 8,273 European Union $ 8,162 1.9% 1.4% 1.4% 2,711 229 2,482 - 2,482 Eastern Europe 2,484 9.1% (0.1)% (0.1)% 3,988 (520) 4,508 - 4,508 Middle East & Africa 4,516 (11.7)% (0.2)% (0.2)% 4,417 (63) 4,480 - 4,480 South & Southeast Asia 4,396 0.5% 1.9% 1.9% 6,373 (74) 6,447 - 6,447 East Asia & Australia 4,285 48.7% 50.5% 50.5% 2,941 (54) 2,995 - 2,995 Latin America & Canada 2,842 3.5% 5.4% 5.4% $ 28,748 $ (437) $ 29,185 $ - $ 29,185 Total PMI $ 26,685 7.7% 9.4% 9.4% 47

2018 Second-Quarter Results July 19, 2018